UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. _ )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-12

                         THE GABELLI EQUITY TRUST INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                          THE GABELLI EQUITY TRUST INC.

                              One Corporate Center
                         Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2008

                                   ----------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 19, 2008, at 9:00 a.m., for the following purposes:

      1. To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund's Common Stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative
            Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (together, the "Preferred Stock"), voting together as a single class, and one (1) Director to be elected by the holders of the Fund's Preferred Stock, voting as a separate class (PROPOSAL 1);

      2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's investment policy on borrowing (PROPOSAL 2); and

      3.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
      Statement.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Board of Directors,

                                            AGNES MULLADY
                                            SECRETARY

April 14, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                                VALID SIGNATURE
            ------------                                ---------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                               ABC Corp.
            (2) ABC Corp.                               John Doe, Treasurer
            (3) ABC Corp.
                c/o John Doe, Treasurer                 John Doe
            (4) ABC Corp., Profit Sharing Plan          John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                               Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
                u/t/d 12/28/78                          Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA           John B. Smith
            (2) John B. Smith, Executor
                Estate of Jane Smith                    John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.
                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 2008
                                  ------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc.(the "Fund")for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 19, 2008, at 9:00 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 18, 2008.

      In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for an estimated fee of $110,00 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" (i) the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders and (ii) the amendment to the Fund's fundmental investment restriction regarding borrowing, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has two classes of capital stock: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of (i) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), (ii) 5.875% Series D Cumulative Preferred Stock ("Series D Preferred"), (iii) Series E Auction Rate Cumulative Preferred Stock ("Series E Preferred"), and (iv) 6.20% Series F Cumulative Preferred Stock ("Series F Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 172,104,290 shares of Common Stock, 5,200 shares of Series C Preferred Stock, 2,949,700 shares of Series D Preferred Stock, 2,000 shares of Series E Preferred Stock, and 6,000,000 shares of Series F Preferred Stock outstanding.

      As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock or Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                    COMMON STOCKHOLDERS                  PREFERRED STOCKHOLDERS
--------                    -------------------                  ----------------------
1. Election of              Common and Preferred Stockholders,   Common and Preferred Stockholders,
   Directors                voting together as a single class,   voting together as a single class,
                            vote to elect two Directors:         vote to elect two Directors:
                            Frank J. Fahrenkopf, Jr. and         Frank J. Fahrenkopf, Jr. and
                            Salvatore J. Zizza                   Salvatore J. Zizza

                                                                 Preferred Stockholders,
                                                                 voting as a separate class,
                                                                 vote to elect one Director:
                                                                 Anthony J. Colavita

2. Amendment to             Common and Preferred Stockholders,   Preferred Stockholders,
   Fundamental Investment   voting together as a single class    voting as a separate class
   Restriction Regarding
   Borrowing

3. Other Business           Common and Preferred Stockholders, voting together as a single class

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Anthony J. Colavita has been nominated by the Board of Directors for election by the holders of the Fund's Preferred Stock for a three-year term to expire at the Fund's 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the July 14, 1986 organizational meeting of the Fund with the exception of (i) Mr. Conn, who became a Director of the Fund on May 15, 1989, (ii) Mr. Fahrenkopf, who became a Director of the Fund on May 11, 1998, (iii) Mr. Colavita, who became a Director of the Fund on November 17, 1999, and (iv) Mr. Ferrara, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

DIRECTORS SERVING UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Thomas E. Bratter
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
Anthony R. Pustorino

      Under the Fund's Articles of Incorporation, Articles Supplementary, and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary, and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund's Preferred Stock. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees, including those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"), for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships (excluding other funds managed by the Adviser), if any.

                                  TERM OF                                                                              NUMBER OF
                                OFFICE AND                                                                           PORTFOLIOS IN
      NAME, POSITION(S)          LENGTH OF                                                                            FUND COMPLEX
          ADDRESS 1                TIME               PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS         OVERSEEN
           AND AGE               SERVED 2             DURING PAST FIVE YEARS                 HELD BY DIRECTOR         BY DIRECTOR
----------------------------   ------------   ---------------------------------------   --------------------------   -------------
INTERESTED DIRECTOR 3:

MARIO J. GABELLI               Since 1986**   Chairman and Chief Executive Officer      Director of Morgan Group            26
Director and                                  of GAMCO Investors, Inc. and Chief        Holdings, Inc. (holding
Chief Investment Officer                      Investment Officer - Value Portfolios     company); Chairman of the
Age: 65                                       of Gabelli Funds, LLC and GAMCO Asset     Board of LICT Corp.
                                              Management Inc.; Director/Trustee or      (multimedia and
                                              Chief Investment Officer of other         communication services)
                                              registered investment companies in the
                                              Gabelli/GAMCO Funds complex; Chairman
                                              and Chief Executive Officer of GGCP,
                                              Inc.

INDEPENDENT DIRECTORS/NOMINEES 4:

THOMAS E. BRATTER              Since 1986**   Director, President, and Founder of                   --                       4
Director                                      The John Dewey Academy (residential
Age: 68                                       college preparatory therapeutic high
                                              school)

ANTHONY J. COLAVITA 5          Since 1999*    Partner in the law firm of Anthony J.                 --                       35
Director                                      Colavita, P.C.
Age: 72

JAMES P. CONN 5                Since 1989***  Former Managing Director and Chief                    --                       16
Director                                      Investment Officer of Financial
Age: 69                                       Security Assurance Holdings Ltd.
                                              (insurance holding company) (1992-1998)

FRANK J. FAHRENKOPF, JR.       Since 1998*    President and Chief Executive Officer                 --                       5
Director                                      of the American Gaming Association;
Age: 68                                       Co-Chairman of the Commission on
                                              Presidential Debates; Former Chairman
                                              of the Republican National Committee
                                              (1983-1989)

ARTHUR V. FERRARA              Since 2001**   Former Chairman of the Board and Chief                --                       7
Director                                      Executive Officer of The Guardian Life
Age: 77                                       Insurance Company of America
                                              (1993-1995)

ANTHONY R. PUSTORINO           Since 1986***  Certified Public Accountant; Professor    Director of The LGL Group,          14
Director                                      Emeritus, Pace University                 Inc. (diversified
Age: 82                                                                                 manufacturing)

SALVATORE J. ZIZZA             Since 1986*    Chairman of Zizza & Co., Ltd.             Director of Hollis-Eden             26
Director                                      (consulting)                              Pharmaceuticals
Age: 62                                                                                 (biotechnology) and Earl
                                                                                        Scheib, Inc. (automotive
                                                                                        services)

                                  TERM OF
                                OFFICE AND
      NAME, POSITION(S)          LENGTH OF
          ADDRESS 1                TIME               PRINCIPAL OCCUPATION(S)
           AND AGE                SERVED              DURING PAST FIVE YEARS
----------------------------    ----------    ---------------------------------------
OFFICERS 6:

BRUCE N. ALPERT                 Since 2003    Executive Vice President and Chief
President                                     Operating Officer of Gabelli Funds, LLC
Age: 56                                       since 1988; Officer of all of the
                                              registered investment companies in the
                                              Gabelli/GAMCO Funds complex; Director
                                              and President of Teton Advisors, Inc.
                                              (formerly Gabelli Advisers, Inc.) since
                                              1998

CARTER W. AUSTIN                Since 2000    Vice President of the Fund since 2000;
Vice President                                Vice President of other registered
Age: 41                                       investment companies in the
                                              Gabelli/GAMCO Funds complex; Vice
                                              President of Gabelli Funds, LLC since
                                              1996

PETER D. GOLDSTEIN              Since 2004    Director of Regulatory Affairs for
Chief Compliance Officer                      GAMCO Investors, Inc. since 2004; Chief
Age: 54                                       Compliance Officer of all of the
                                              registered investment companies in the
                                              Gabelli/GAMCO Funds complex; Vice
                                              President of Goldman Sachs Asset
                                              Management from 2000-2004

AGNES MULLADY                   Since 2006    Vice President of Gabelli Funds, LLC
Treasurer and Secretary                       since 2007; Officer of all of the
Age: 49                                       registered investment companies in the
                                              Gabelli/GAMCO Funds complex; Senior
                                              Vice President of U.S. Trust Company,
                                              N.A. and Treasurer and Chief Financial
                                              Officer of Excelsior Funds from
                                              2004-2005; Chief Financial Officer of
                                              AMIC Distribution Partners from
                                              2002-2004

LOAN P. NGUYEN                  Since 2006    Vice President of the Fund since 2006;
Vice President and Ombudsman                  Vice President of other registered
Age: 25                                       investment companies in the
                                              Gabelli/GAMCO Funds complex; Assistant
                                              Vice President of GAMCO Investors, Inc.
                                              since 2006; Portfolio Administrator for
                                              Gabelli Funds, LLC during 2004; student
                                              at Boston College prior to 2004

----------
  1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

  2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

  3 "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

  4 Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Directors.

  5   As a Director, elected solely by holders of the Fund's Preferred Stock.

  6 Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

  * Nominee to serve, if elected, until the Fund's 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

 ** Term continues until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

*** Term continues until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and Nominee for election as Director.

                                  DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                     SECURITIES HELD              SECURITIES HELD IN
NAME OF DIRECTOR/NOMINEE             IN THE FUND*(1)             FUND COMPLEX*(1)(2)
------------------------          ----------------------   --------------------------------
INTERESTED DIRECTOR:

Mario J. Gabelli                             E                            E

INDEPENDENT DIRECTORS/NOMINEES:

Thomas E. Bratter                            E                            E
Anthony J. Colavita**                        C                            E
James P. Conn                                E                            E
Frank J. Fahrenkopf, Jr.                     A                            B
Arthur V. Ferrara                            A                            E
Anthony R. Pustorino**                       E                            E
Salvatore J. Zizza                           E                            E

----------
*     Key to Dollar Ranges

      A. None
      B. $1 - $10,000
      C. $10,001 - $50,000
      D. $50,001 - $100,000
      E. Over $100,000

      All shares were valued as of December 31, 2007.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $9,071 and $20,971, respectively, as of December 31, 2007. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Director of the Fund.

                                    AMOUNT AND NATURE OF       PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE          BENEFICIAL OWNERSHIP (1)      OUTSTANDING (2)
------------------------          ------------------------     -----------------

INTERESTED DIRECTOR:

   Mario J. Gabelli                     1,618,156 (3)                 *

INDEPENDENT DIRECTORS/NOMINEES:

   Thomas E. Bratter                       32,804                     *
   Anthony J. Colavita                      2,835 (4)                 *
   James P. Conn                           49,009                     *
   Frank J. Fahrenkopf, Jr.                     0                     *
   Arthur V. Ferrara                            0                     *
   Anthony R. Pustorino                    13,620 (5)                 *
   Salvatore J. Zizza                      34,190 (6)                 *

----------
(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Comprised of 947,963 shares owned directly by Mr. Gabelli, 37,358 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 632,835 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Comprised of 2,835 common shares owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 2,632 common shares owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.

(6) Includes 23,300 common shares owned by Mr. Zizza's sons for which he disclaims beneficial ownership.

      The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person, $1,000 per Committee meeting attended in person, and $500 per telephonic meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2007 amounted to $153,865. During the fiscal year ended December 31, 2007, the Directors of the Fund met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Directors on February 28, 2008.

      Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 25, 2008, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2007, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2007.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

      February 28, 2008

      The Audit Committee met twice during the fiscal year ended December 31, 2007. The Audit Committee is composed of three of the Fund's Independent Directors (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")), namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

      The Board of Directors has a Nominating Committee composed of three Independent Directors (as such term is defined by the NYSE Listing Standards), namely Messrs. Colavita, Ferrara, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2007. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund, and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

      o If requested by the Nominating Committee, a completed and signed directors' questionnaire.

      The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

      The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Contact Us/Board of Directors".

FORWARDING THE COMMUNICATIONS

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Fund does not expect Directors or Nominees for election as Director to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers for the year ended December 31, 2007. Mr. Austin is employed by the Fund and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

                                                                    AGGREGATE COMPENSATION FROM
                                         AGGREGATE COMPENSATION      THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION                   FROM THE FUND       PAID TO DIRECTORS AND OFFICERS*
---------------------------              ----------------------   -------------------------------
INTERESTED DIRECTOR:

MARIO J. GABELLI                                $       0                $       0    (26)
Director and
Chief Investment Officer

INDEPENDENT DIRECTORS/NOMINEES:

THOMAS E. BRATTER                               $  20,000                $  39,500     (4)
Director

ANTHONY J. COLAVITA                             $  24,500                $ 225,000    (35)
Director

JAMES P. CONN                                   $  21,500                $ 104,750    (16)
Director

FRANK J. FAHRENKOPF, JR.                        $  18,500                $  60,500     (5)
Director

ARTHUR V. FERRARA                               $  20,667                $  35,250     (7)
Director

ANTHONY R. PUSTORINO                            $  24,667                $ 141,500    (14)
Director

SALVATORE J. ZIZZA                              $  24,031                $ 166,250    (26)
Director

OFFICERS:

CARTER W. AUSTIN                                $ 120,000                $ 400,000     (9)
Vice President

----------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE FOR PROPOSAL 1

      The election of each of the listed Nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                      PROPOSAL 2: TO AMEND THE FUNDAMENTAL
                   INVESTMENT RESTRICTION REGARDING BORROWING

GENERAL

      The Fund, like all registered funds, is required by law to have policies governing certain of its investment practices that may only be changed by a vote of shareholders. These policies are considered "fundamental." After review, it has been determined that the Fund's investment restriction regarding borrowing money is more restrictive than the law requires.

      At a meeting held on February 19, 2008, the Board of Directors reviewed the Fund's fundamental investment policy regarding borrowing money and concluded that the policy should be made less restrictive to provide the Adviser with additional flexibility in its management of the Fund (the "Amendment").
Importantly, while the proposed Amendment is intended to provide the Adviser with greater flexibility in managing the Fund, the Amendment will not affect the investment objectives of the Fund, which will remain unchanged, and the Fund will continue to be managed in accordance with the investment objectives, strategies and policies described in the prospectus and statement of additional information and in accordance with applicable law.

      If the Amendment is approved, the Fund will continue to maintain important shareholder protections, while the Adviser will have greater flexibility in managing the Fund to respond to changing markets, new investment opportunities and future changes in applicable law. The Amendment will allow the Fund to borrow to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the Amendment will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Fund to benefit from future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Fund engages in new investment practices in connection with borrowing, the Fund may be subject to additional risks. Before a material change is made in the Fund's investment practices in response to the Amendment, the Fund's Board will be consulted.

      The Amendment also refers to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Fund. These authorities could include courts. From time to time the SEC and members of its staff issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The Amendment will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Fund the flexibility to benefit from future changes in the positions taken by regulators and others without the expense and delay of seeking further shareholder approvals.

      When the Amendment provides that borrowing may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

      Traditionally, the Fund has engaged in leverage through the issuance of preferred stock. If the Amendment is approved and the Board determines that it is in the best interests of Fund shareholders to do so, the Amendment would permit the Fund to engage in borrowings or other forms of leverage in order to potentially redeem the out-standing shares of any series of fixed or variable rate Preferred Stock, although it is not required to do so. The Board has not determined to redeem Preferred Stock and this proposal should not be interpreted to mean otherwise.

      The Adviser has advised the Board of the Fund that the Amendment is neither expected to materially affect the manner in which the Fund is being managed at this time, nor materially affect the investment risks associated with the Fund. Specifically, the Adviser has no current intention of increasing the leverage of the Fund, which as of March 31, 2008 represented 23% of the Fund's total assets. On this basis, the Board of the Fund recommends that shareholders of the Fund vote in favor of the Amendment as further discussed below.

PROPOSED AMENDMENT TO INVESTMENT RESTRICTION REGARDING BORROWING MONEY

      The discussion below sets out the Fund's current investment restriction and the proposed amendment. A summary of the amended investment restriction, if approved, will be reflected in the Fund's semi-annual or annual report to shareholders.

      The Fund's current investment restriction regarding borrowing money states:

            The Fund may not borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

      If  shareholders   approve  Proposal  2,  the  Fund's  current  investment
restriction relating to borrowing money will be revised to state:

            The Fund may not borrow money, except as permitted by the 1940 Act, or interpretations or modifications thereof by the SEC, SEC staff or other authority with appropriate jurisdiction.

      DISCUSSION OF POLICY REGARDING BORROWING MONEY. All registered funds, like the Fund, are required to have a policy on borrowing money. At the present time, the 1940 Act generally requires a registered investment company to maintain asset coverage of 300% for so-called "senior securities" that represent indebtedness. This means that, generally speaking, for a registered investment company to borrow or otherwise issue debt (other than limited exceptions such as temporary borrowing or a borrowing for emergency purposes up to 5% of the investment company's total assets), the investment company must have total assets of at least twice the amount borrowed. A registered investment company that issues preferred stock must maintain asset coverage of at least 200% with respect to the preferred stock. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.

      The Amendment will not affect the Fund's existing abilities to engage in these practices. Similarly, the Amendment will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

      The Amendment will permit the Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The Amendment will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as repurchase and reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the Amendment. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the Amendment.

REQUIRED VOTE FOR PROPOSAL 2

      The approval of the amendment to the Fund's fundamental investment restriction regarding borrowing is to be determined by (i) the vote of a majority of the outstanding shares of the Fund (holders of Common Stock and holders of Preferred Stock, voting together as a single class) and (ii) the vote of a majority of the outstanding preferred stock of the Fund (holders of Preferred Stock, voting as a separate class). Under the 1940 Act and for purposes of this proxy statement, this means that in order for each separate vote in (i) and (ii) above to be approved, the Amendment must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 66 2/3% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting. If the vote required to approve Proposal 2 is not obtained, the investment restriction will not be changed, and the Board will consider what other actions to take in the best interests of the Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE AMENDMENT.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2007. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2006 and 2007, respectively.

     FISCAL YEAR ENDED               AUDIT-RELATED                     ALL
         DECEMBER 31   AUDIT FEES*       FEES**      TAX FEES***   OTHER FEES
         -----------   -----------   -------------   -----------   ----------
             2006        $ 53,500       $ 55,900       $ 3,150         --
             2007        $ 71,000       $ 22,900       $ 5,000         --

----------
* Includes non-recurring fees billed by PricewaterhouseCoopers in connection with the Fund's spin-off of the The Gabelli Healthcare and Wellness Rx Trust during 2007.

** "Audit-Related Fees" are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Rating Services.

*** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

      The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the

Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2006 and December 31, 2007 were pre-approved by the Audit Committee.

      For the fiscal year ended December 31, 2007, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2007, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Director. The affirmative vote of a majority of the votes by (i) holders of Common Stock and Preferred Stock, voting together as a single class, and (ii) holders of Preferred Stock, voting as a separate class, for the Amendment is necessary for its approval. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for Proposal 1, but will have the effect of a vote "against" Proposal 2. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2008.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2009 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 3, 2008. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       This Page Left Blank Intentionally.

                                                                     GAB-PS-2008

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                        000004                                           000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   THE GABELLI EQUITY TRUST INC. ANNUAL MEETING PROXY CARD                                                     COMMON SHAREHOLDER
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED AND FOR PROPOSAL 2.

   1. To elect three (2) Directors of the Fund:

                                   FOR  WITHHOLD                           FOR  WITHHOLD   +
    01 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    02 - Salvatore J. Zizza  [ ]     [ ]

                                                                                                             FOR  AGAINST  ABSTAIN
   2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's
   investment policy on borrowing.                                                                           [ ]    [ ]      [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 4 4 1 1    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VJQD

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI EQUITY TRUST INC.                                                                         COMMON SHAREHOLDER
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Equity Trust Inc.  (the "Fund") which the  undersigned  is entitled to vote at the Annual
   Meeting of Shareholders of the Fund to be held at The Cole Auditorium,  The Greenwich Library, 101 West Putnam Avenue, Greenwich,
   Connecticut 06830 on Monday,  May 19, 2008 at 9:00 a.m., and at any adjournments  thereof.  The undersigned  hereby  acknowledges receipt of the Notice of Meeting and Proxy  Statement  and hereby  instructs  said  attorneys  and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Directors,  FOR Proposal 2 and in the discretion of the proxy holder as to any other  matter that may properly  come before the  Meeting.  Please  refer to the Proxy  Statement  for a discussion  of
   Proposal Nos. 1 and 2.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                        000004                                           000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   THE GABELLI EQUITY TRUST INC. ANNUAL MEETING PROXY CARD                                                     SERIES C PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED AND FOR PROPOSAL 2.

   1. To elect three (3) Directors of the Fund:

                             FOR  WITHHOLD                                 FOR  WITHHOLD                           FOR  WITHHOLD   +
   01 - Anthony J. Colavita  [ ]     [ ]    02 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

                                                                                                             FOR  AGAINST  ABSTAIN
   2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's
   investment policy on borrowing.                                                                           [ ]    [ ]      [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 4 4 1 3    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VJSG

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI EQUITY TRUST INC.                                                                         SERIES C PREFERRED
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Equity Trust Inc.  (the "Fund") which the  undersigned  is entitled to vote at the Annual
   Meeting of Shareholders of the Fund to be held at The Cole Auditorium,  The Greenwich Library, 101 West Putnam Avenue, Greenwich,
   Connecticut 06830 on Monday,  May 19, 2008 at 9:00 a.m., and at any adjournments  thereof.  The undersigned  hereby  acknowledges receipt of the Notice of Meeting and Proxy  Statement  and hereby  instructs  said  attorneys  and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Directors,  FOR Proposal 2 and in the discretion of the proxy holder as to any other  matter that may properly  come before the  Meeting.  Please  refer to the Proxy  Statement  for a discussion  of
   Proposal Nos. 1 and 2.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                        000004                                           000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   THE GABELLI EQUITY TRUST INC. ANNUAL MEETING PROXY CARD                                                     SERIES D PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED AND FOR PROPOSAL 2.

   1. To elect three (3) Directors of the Fund:

                             FOR  WITHHOLD                                 FOR  WITHHOLD                           FOR  WITHHOLD   +
   01 - Anthony J. Colavita  [ ]     [ ]    02 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

                                                                                                             FOR  AGAINST  ABSTAIN
   2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's
   investment policy on borrowing.                                                                           [ ]    [ ]      [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                   J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X                0 1 7 4 3 1 1   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VJYF

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]

   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI EQUITY TRUST INC.                                                                         SERIES D PREFERRED
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Equity Trust Inc.  (the "Fund") which the  undersigned  is entitled to vote at the Annual
   Meeting of Shareholders of the Fund to be held at The Cole Auditorium,  The Greenwich Library, 101 West Putnam Avenue, Greenwich,
   Connecticut 06830 on Monday,  May 19, 2008 at 9:00 a.m., and at any adjournments  thereof.  The undersigned  hereby  acknowledges receipt of the Notice of Meeting and Proxy  Statement  and hereby  instructs  said  attorneys  and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Directors,  FOR Proposal 2 and in the discretion of the proxy holder as to any other  matter that may properly  come before the  Meeting.  Please  refer to the Proxy  Statement  for a discussion  of
   Proposal Nos. 1 and 2.

   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                       000004                                            000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   THE GABELLI EQUITY TRUST INC. ANNUAL MEETING PROXY CARD                                                     SERIES E PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED AND FOR PROPOSAL 2.

   1. To elect three (3) Directors of the Fund:

                             FOR  WITHHOLD                                 FOR  WITHHOLD                           FOR  WITHHOLD   +
   01 - Anthony J. Colavita  [ ]     [ ]    02 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

                                                                                                             FOR  AGAINST  ABSTAIN
   2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's
   investment policy on borrowing.                                                                           [ ]    [ ]      [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                  J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X               0 1 7 4 4 1 4    MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +

(STOCK#)   00VJTG

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [LOGO]
   ---------------------------------------------------------------------------------------------------------------------------------
   PROXY -- THE GABELLI EQUITY TRUST INC.                                                                         SERIES E PREFERRED
   ---------------------------------------------------------------------------------------------------------------------------------

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Equity Trust Inc.  (the "Fund") which the  undersigned  is entitled to vote at the Annual
   Meeting of Shareholders of the Fund to be held at The Cole Auditorium,  The Greenwich Library, 101 West Putnam Avenue, Greenwich,
   Connecticut 06830 on Monday,  May 19, 2008 at 9:00 a.m., and at any adjournments  thereof.  The undersigned  hereby  acknowledges receipt of the Notice of Meeting and Proxy  Statement  and hereby  instructs  said  attorneys  and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Directors,  FOR Proposal 2 and in the discretion of the proxy holder as to any other  matter that may properly  come before the  Meeting.  Please  refer to the Proxy  Statement  for a discussion  of
   Proposal Nos. 1 and 2.
   --------------------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   --------------------------------------------------------------------------------------------

                                                                                         [BAR CODE]

            [LOGO]   GABELLI FUNDS

                                                                                         [BAR CODE]   C123456789

                                        000004                                           000000000.000000 ext   000000000.000000 ext
            MR A SAMPLE                                                                  000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)                                                         000000000.000000 ext   000000000.000000 ext
            ADD 1
            ADD 2
[BAR CODE]  ADD 3
            ADD 4
            ADD 5
            ADD 6

            [BAR CODE]

   Using a BLACK INK pen, mark your votes with an X as shown in
   this example. Please do not write outside the designated areas.   [X]

------------------------------------------------------------------------------------------------------------------------------------
   THE GABELLI EQUITY TRUST INC. ANNUAL MEETING PROXY CARD                                                     SERIES F PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

   [A] PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED AND FOR PROPOSAL 2.

   1. To elect three (3) Directors of the Fund:

                             FOR  WITHHOLD                                 FOR  WITHHOLD                           FOR  WITHHOLD   +
   01 - Anthony J. Colavita  [ ]     [ ]    02 - Frank J. Fahrenkopf, Jr.  [ ]     [ ]    03 - Salvatore J. Zizza  [ ]     [ ]

                                                                                                             FOR  AGAINST  ABSTAIN
   2. To consider and vote upon an amendment to the fundamental investment restriction regarding the Fund's
      investment policy on borrowing.                                                                        [ ]    [ ]      [ ]

   [B] NON-VOTING ITEMS

   CHANGE OF ADDRESS -- Please print new address below.              COMMENTS -- Please print your comments below.
   ---------------------------------------------------------------   ---------------------------------------------------------------

   ---------------------------------------------------------------   ---------------------------------------------------------------

   [C] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

   Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners,  either may sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign,  and where more than one name appears,  a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   Date (mm/dd/yyyy) -- Please print       Signature 1 -- Please keep signature   Signature 2 -- Please keep signature within the
   date below.                             within the box.                        box.
   -------------------------------------   ------------------------------------   --------------------------------------------------
           /        /
   -------------------------------------   ------------------------------------   --------------------------------------------------

                                           C 1234567890                   J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                                  140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                                  MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
   [ ]   [BAR CODE]                        1 U P X                0 1 7 2 0 2 1   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  +
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(STOCK#)   00VK4E

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
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
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   [LOGO]
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   PROXY -- THE GABELLI EQUITY TRUST INC.                                                                         SERIES F PREFERRED
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   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mario J. Gabelli,  Agnes Mullady and Bruce N. Alpert, and each of them,  attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent the undersigned and to vote on behalf of the undersigned  all shares of The Gabelli  Equity Trust Inc.  (the "Fund") which the  undersigned  is entitled to vote at the Annual
   Meeting of Shareholders of the Fund to be held at The Cole Auditorium,  The Greenwich Library, 101 West Putnam Avenue, Greenwich,
   Connecticut 06830 on Monday,  May 19, 2008 at 9:00 a.m., and at any adjournments  thereof.  The undersigned  hereby  acknowledges receipt of the Notice of Meeting and Proxy  Statement  and hereby  instructs  said  attorneys  and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned  hereby revokes any proxy previously given.

   This proxy, if properly executed, will be voted in the manner directed by the undersigned  shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the  discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal Nos. 1 and 2.

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   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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